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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  April 20, 1998


                         OIL-DRI CORPORATION OF AMERICA
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                  410 NORTH MICHIGAN AVENUE, CHICAGO, ILLINOIS
                  --------------------------------------------
                    (address of Principal Executive Offices)

                                     60611
                                     -----
                                   (Zip Code)

                                 (312) 321-1515
                                 --------------
              (Registrant's Telephone Number, Including Area Code)




          Delaware                      0-8675                 36-2048898
          --------                      ------                 ----------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
of Incorporation)                                          Identification No.)



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Item 2.  Acquisition or Disposition of Assets.

     On April 20, 1998, Oil-Dri Corporation of America, a Delaware Corporation ("Oil-Dri" or "Purchaser") consummated the purchase of Fuller's Earth absorbent business of American Colloid Company, ("ACC" or "Seller"), a wholly owned subsidiary of AMCOL International ("AMCOL" or "Parent"), a Delaware Corporation, pursuant to an Asset Purchase Agreement dated April 20, 1998 ("Agreement") by and among Oil-Dri and ACC. Oil-Dri acquired the assets from ACC for a purchase price of $13,865,138. The purchase includes a production plant and mineral reserves in Mounds, Illinois, and mineral reserves located in Paris, Tennessee, and Silver Springs, Nevada. The absorbent business has annual sales approximating $15,000,000. Oil-Dri intends to continue to use the assets acquired in its absorbent business. Oil-Dri financed the acquisition initially through a short-term borrowing under its line of credit with Harris Trust and Savings Bank, and on April 23, 1998 borrowed $25,000,000 under a long-term fixed rate, private debt placement, which was used to repay the short-term borrowing. The acquisition will be accounted for as a purchase. Neither ACC or AMCOL are affiliated with Oil-Dri or with any director or officer or associate of any such director or officer. The acquisition price was determined in arms' length negotiations between the representatives of Oil-Dri and ACC. The terms of the transaction are more fully described in the Asset Purchase Agreement, a copy of which was filed as Exhibit 99.1 in Oil Dri's Form 10-Q for the second quarter ended January 31, 1998.


Item 7.  Financial Statements and Exhibits.

(c) Exhibits: The following documents are an exhibit to this report:

                                                                                         Exhibit Index

    Exhibit (3)(A):        Amendment to the Company's Certificate of Incorporation.           2-3

    Exhibit (10)(k)(i):    Company's 1995 Long-Term Incentive Plan, as amended. *          4-22

    * Management contract on compensation plan or arrangement.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 7, 1998                   Oil-Dri Corporation of America

                                     By: /s/ Michael L. Goldberg
                                         ------------------------
                                             Michael L. Goldberg
                                             Executive Vice President and
                                             Chief Financial Officer

                                     By: /s/ Daniel S. Jaffee
                                         --------------------
                                             Daniel S. Jaffee
                                             President and Chief Executive
                                             Officer




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